BASIC PHONE SCRIPTING FOR UNITHOLDER MEETINGS:

If Unitholder is an Individual:
-------------------------------
Hello. My name is ______. May I please speak with _____? I'm calling regarding your current investment in the ________. Briefly, I wanted to be sure you received a proxy statement and proxy card for the ______ meeting of ________ to be held on ________. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Unitholder is a Corporation or other entity:
-----------------------------------------------
Hello. My name is ______. May I please speak with _____? I'm calling regarding your current investment in the ________. Briefly, I wanted to be sure you received a proxy statement and proxy card for the ______ meeting of ________ to be held on ________. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:
-----------
If  Unitholder  says that they HAVE NOT received the proxy  statement  and proxy card:
--------------------------------------------------------------------------------
STEP 1:
-------

I would like to mail you another set of proxy materials. Do you still live at (address)? You should receive your materials within 7 to 10 business days.

STEP 2:
-------
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call [CFS toll free]. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

                  After Unitholder Response:
                  --------------------------
                  Thank you for your time.  Have a nice day/evening!

SCENARIO 2:
If Solicitor reaches Answering Machine:
---------------------------------------
This message is to remind you that a ______ meeting of the _______ is scheduled for _______. To quickly vote your shares over the telephone, simply call ______. When calling please refer to record # ___. Representatives are available until 11:00 p.m. Eastern time Monday through Friday, and 12pm to 6pm on Saturday and will be happy to assist. Your vote is important! Thank you.

SCENARIO 3:
-----------
STEP 1:
-------
A. If  Unitholder  says that they HAVE  received the proxy  statement  and proxy card:
--------------------------------------------------------------------------------
Have you had a chance to return your proxy card yet?

STEP 2:
-------
B. If Unitholder says that they HAVE returned the proxy card:
-------------------------------------------------------------
For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

STEP 3:
-------
C. If  Unitholder  says that  they DO NOT want to place a vote  over the  phone:
--------------------------------------------------------------------------------
Mr./Ms.___, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The General Partner recommends a vote in favor of all proposals. Would you like to register a vote along with the recommendations of your General Partner? (If "yes"-follow step 4E. If "no"-follow step 4F)

D. If  Unitholder  says that they DO want to place a vote  over the  phone:
---------------------------------------------------------------------------
The General Partner recommends a vote in favor of all proposals. Would you like to register a vote along with the recommendations of your General Partner?

STEP 4:
-------
E. If Unitholder DOES want to vote with the General Partner:
------------------------------------------------------------
I am recording your __vote will send you a printed confirmation to (address). Please review your confirmation when you receive it and call [CFS toll free] immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

      E(1.) If the account has duplicates:
      ------------------------------------
      Mr./Ms___, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
      If YES-ask if  Unitholder  would like to vote the  accounts.
      If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

      E(2.) After Unitholder Response:
      --------------------------------
      Thank you for your time and your vote. Have a nice day/evening!

F. If Unitholder DOES NOT want to vote with the General Partner:
----------------------------------------------------------------
Would you like to review the proposals and vote separately on each item?

      F(1.) If Unitholder DECLINES to vote:
      -------------------------------------
      Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

      F(2.) If Unitholder AGREES to vote:
      -----------------------------------
      READ proposals directly from the proxy statement AND ANSWER ANY QUESTIONS. The General Partner recommends a vote in favor of all proposals. How would you like to register your vote?
            F(2.)A. If Unitholder DECLINES to Vote:
            ---------------------------------------
            Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
            F(2.)B. If Unitholder AGREES to Vote:
            -------------------------------------
            I am recording your __vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call [CFS toll free] immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                  If the account has duplicates:
                  ------------------------------
                  Mr./Ms___, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
                  If YES-ask if Unitholder would like to vote the accounts. If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

                  After Unitholder Response:
                  --------------------------
                  Thank you for your time and your vote. Have a nice day/
                  evening!
SCENARIO 4:
STEP 1:
-------
A. If  Unitholder  says that they HAVE  received the proxy  statement  and proxy card:
--------------------------------------------------------------------------------
Have you had a chance to return your proxy card?

STEP 2:
-------
B. If Unitholder  says that they HAVE NOT yet returned the proxy card:
----------------------------------------------------------------------
To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

STEP 3:
-------
C. If  Unitholder  says that  they DO NOT want to place a vote  over the  phone:
--------------------------------------------------------------------------------
Mr./Ms.___, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The General Partner recommends a vote in favor of all proposals. Would you like to register a vote along with the recommendations of your General Partner?
(If "yes"-follow step 4E. If "no"-follow step 4F)

D. If Unitholder says that they DO want to place a vote over the phone:
------------------------------------------------------------------------
The General Partner recommends a vote in favor of all proposals. Would you like to register a vote along with the recommendations of your General Partner?

STEP 4:
-------
E. If Unitholder DOES want to vote with the General Partner:
------------------------------------------------------------
I am recording your __vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call [CFS toll free] immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

      E(1.) If the account has duplicates:
      ------------------------------------
      Mr./Ms___, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
      If YES-ask if  Unitholder  would like to vote the  accounts.
      If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

      E(2.) After Unitholder Response:
      --------------------------------
      Thank you for your time and your vote. Have a nice day/evening!

F. If Unitholder DOES NOT want to vote with the General Partner:
----------------------------------------------------------------
Would you like to review the proposals and vote separately on each item?

      F(1.) If Unitholder DECLINES to vote:
      -------------------------------------
      I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call [CFS toll free]. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time!
      Have a nice day/evening!

      F(2.) If Unitholder AGREES to vote:
      -----------------------------------
      READ proposals directly from the proxy statement AND ANSWER ANY QUESTIONS The General Partner recommends a vote in favor of all proposals. How would you like to register your vote?
            F(2.)A. If Unitholder DECLINES to Vote:
            ---------------------------------------
            I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call [CFS toll free]. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

            F(2.)B. If Unitholder AGREES to Vote:
            -------------------------------------
            I am recording your __vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call [CFS toll free] immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                  If the account has duplicates:
                  ------------------------------
                  Mr./Ms___, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
                  If YES-ask if Unitholder would like to vote the accounts. If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

                  After Unitholder Response:
                  --------------------------
                  Thank  you  for  your  time  and  your   vote.   Have  a  nice
                  day/evening!